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                              ASSUMPTION AGREEMENT

        THIS ASSUMPTION AGREEMENT (the "Agreement") dated as of February 24, 1998 by and between EAGLE-PICHER INDUSTRIES, INC., an Ohio corporation (the "Company"), as survivor and successor by merger with E-P Acquisition, Inc., and ABN AMRO Bank N.V., as Agent for the lenders from time to time party to the Credit Agreement (as hereinafter defined) for the benefit of the Agents, the Lenders, the Swingline Lender and the Letter of Credit Issuers. Capitalized terms used herein without definition which are defined in the Credit Agreement shall have the same meanings herein as ascribed to such terms in the Credit Agreement.

                                WITNESSETH THAT:

        WHEREAS, E-P Acquisition, Inc., a Delaware corporation ("Acquisition") and ABN AMRO Bank N.V. ("ABN AMRO"), individually and as agent (ABN AMRO acting as such agent and any successor or successors to ABN AMRO in such capacity being hereinafter referred to as the "Agent") have entered into a Credit Agreement dated as of February 19, 1998 ("Credit Agreement") pursuant to which (i) ABN AMRO and such other banks, financial institutions and letter of credit issuers from time to time parties thereto (ABN AMRO, in its individual capacity, and such other banks and financial institutions being hereinafter referred to collectively as the "Lenders" and such letter of credit issuers being hereinafter referred to collectively as the "Letter of Credit Issuers") have agreed to extend various credit facilities to the Company on a condition, among others, that Acquisition shall have merged with and into the Company and (ii) Acquisition has undertaken certain obligations (the "Assumed Obligations") in contemplation of such merger; and

        WHEREAS, Acquisition has today merged itself into the Company pursuant to the laws of the States of Delaware and Ohio, with the Company as the surviving and continuing entity and, as a result of such merger, the Company has, by operation of law, assumed and become liable for the Assumed Obligations; and

        NOW, THEREFORE, in consideration of the premises and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, and for the purpose of acknowledging the Company's assumption of the Assumed Obligations,




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the Company agrees with the Agent, for the benefit of the Agents, the Lenders, the Swingline Lender and the Letter of Credit Issuers as follows:

                1. The Company hereby acknowledges and confirms that it has assumed and is liable for the Assumed Obligations and agrees to pay the same to the Agents, the Lenders, the Swingline Lenders and the Letter of Credit Issuers, as applicable, together with interest thereon, on and subject to the terms and conditions of the Credit Agreement to the same extent and with the same force and effect as if the Company had originally executed the Credit Agreement.

                2. The Assumed Obligations shall be deemed "Obligations" of the Company under and as defined in, and shall be subject to all of the terms and conditions of, the Credit Agreement as supplemented hereby and shall be secured by all the Collateral, and entitled to all other benefits and security, described or referred to in the Credit Agreement as so supplemented.

                3. Notwithstanding the execution and delivery hereof, the Credit Agreement shall be and remain in full force and effect as supplemented hereby and any rights and remedies of the Agents, the Lenders, the Swingline Lender and the Letter of Credit Issuers, and obligations of Acquisition thereunder shall be and remain in full force and effect as contemplated hereby and shall not be discharged.

                4. In evidence of the foregoing, the Company hereby adopts the Credit Agreement as a new and separate contract, all to the same extent and with the same force and effect as if the Company had originally executed the Credit Agreement and all references therein to Acquisition (as therein referenced as "Borrower") were instead references to the Company. The Company hereby acknowledges and agrees that all of the terms and conditions contained in the Credit Agreement, in each case as so adopted and otherwise supplemented hereby, shall be applicable to all Obligations of the Company, including the Assumed Obligations (the term "Obligations" as used herein to have the same meaning herein as such term has in the Credit Agreement). The Company agrees to observe and comply with all of the terms and conditions of the Credit Agreement adopted by the Company herein and hereby repeats and reaffirms for the benefit of the parties thereto all covenants, agreements, representations and warranties contained in the Credit Agreement as so supplemented hereby, each and all of which are and shall remain applicable to the Company and all the Obligations.

                5. In order to induce the Lenders, the Swingline Lender and the Letter of Credit Issuers to extend credit to the Company under the Credit Agreement as





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        supplemented hereby and to accept this Agreement, the Company hereby represents and warrants to the parties to the Credit Agreement that as of the date hereof, after giving effect to the Transaction, each of the representations and warranties set forth in the Credit Agreement is and shall be and remain true and correct and the Company shall be in full compliance with all of the terms and conditions of the Credit Agreement as so supplemented and no Default or Event of Default as defined in the Credit Agreement as so supplemented shall have occurred and be continuing.

                6. The effectiveness of this Agreement is subject to the condition precedent that the merger of Acquisition into the Company has been successfully consummated and the Agent shall have received evidence thereof.

                7. This Agreement may be executed in any number of counterparts and by different parties hereto on separate counterparts, each of which when so executed shall be an original but all of which to constitute one and the same instrument. The execution and acceptance of this Agreement by the Lenders, the Swingline Lender, the Letter of Credit Issuers and the Agents (other than the Agent) is not necessary for the effectiveness of this Agreement. The execution and acceptance of this Agreement by the Agent shall be deemed execution and acceptance of this Agreement by such parties. Except as specifically supplemented hereby, all of the terms and conditions of the Credit Agreement shall stand and remain unchanged and in full force and effect. No reference to this Agreement need to be made in any note, instrument or other document making reference to the Credit Agreement, any reference to the Credit Agreement in any of such to be deemed to be a reference to the Credit Agreement as supplemented hereby. This instrument shall be construed and governed by and in accordance with the internal laws of the State of New York.




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        IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed as of the date first hereinabove written.

                                   EAGLE-PICHER INDUSTRIES,
                                       INC., as survivor and
                                       successor by merger
                                       with E-P Acquisition,
                                       Inc.

                                   By    /s/ ANDRIES RUIJSSENAARS
                                         --------------------------------------
                                     Its  President
                                         --------------------------------------

                                   ABN AMRO BANK N.V., as Agent

                                   By: /s/   GREGORY D. AMOROSO
                                       ----------------------------------------
                                       Name: Gregory D. Amoroso
                                             ----------------------------------
                                       Title: Group Vice President
                                             ----------------------------------

                                   By: /s/   PAUL WIDUCH
                                       ----------------------------------------
                                       Name: Paul Widuch
                                             ----------------------------------
                                       Title: Group Vice President
                                              ---------------------------------





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